EXHIBIT 10.35
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              AMENDMENT TO EXCHANGE AGREEMENT, SECURITIES PURCHASE
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                  AGREEMENT AND REGISTRATION RIGHTS AGREEMENT
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           THIS AMENDMENT to the Exchange Agreement, Securities Purchase
Agreement and the Registration Rights Agreement is made as of the 28th day of June, 2001 by and between ON Technology Corporation, a Delaware corporation (the "Company"), and Marshall Capital Management, Inc. ("Marshall").

           WHEREAS, the Company and Marshall are parties to that certain Exchange Agreement between the Company and Marshall dated December 18, 2000 (the "Exchange Agreement"); and

           WHEREAS, the Company and Marshall are parties to that certain Securities Purchase Agreement between the Company and Marshall dated December 29, 1999 (the "Securities Purchase Agreement"); and

           WHEREAS, the Company and Marshall are parties to that certain Registration Rights Agreement between the Company and Marshall dated December 29, 1999, as amended by the Exchange Agreement (the "Registration Rights Agreement").

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Exchange Agreement, the Securities Purchase Agreement and the Registration Rights Agreement as follows:

           1. Section 6(b) of the Exchange Agreement is hereby deleted in its entirety and replaced with the following:

                     "(b) The Company has caused the Registration Statement filed pursuant to the preceding Section 6(a) (the "Registration Statement") to become effective, and covenants and agrees to use best efforts to take all actions reasonably required to maintain the effectiveness of the Registration Statement for a period of two years after its effective date."

           2. Section 2.3 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                     "The Company has caused the Registration Statement filed pursuant to Section 2.1(a) to become effective, and covenants and agrees to use best efforts to take all actions reasonably required to maintain the effectiveness of such Registration Statement for a period of two years after its effectiveness."

           3. The first sentence of Section 3.1 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:
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                     "The Company shall prepare and promptly file with the SEC
                     each Registration Statement required by Section 2.1, and cause each such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing, and use best efforts to take all actions reasonably necessary to keep the Registration Statement effective pursuant to Rule 415 and available for use at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold ( and no further Registrable Securities may be issued in the future) and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Purchasers) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise (the "Registration Period")."

           4. The first sentence of Section 3.2 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                     "The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with each Registration Statement as is consistent with the Company's obligation to use best efforts to take all actions reasonably required to keep such Registration Statement effective and available for use at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement."

           5. The last sentence of Section 3.2 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                     "The Company shall use best efforts to take all actions reasonably required to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof."

           6. The first sentence of Section 3.4 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                     "The Company shall (a) use best efforts to take all actions reasonably required to register and qualify the Registrable Securities covered by each Registration Statement under securities laws of such jurisdictions in the United States as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests,
                     (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications are consistent with the Company's obligation to use best efforts to
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                     take all actions reasonably required to maintain the
                     effectiveness and availability for use thereof during the applicable Registration Period, (c) use best efforts to take such other actions as may be reasonably required to maintain such registrations and qualifications in effect at all times during the applicable Registration Period, and
                     (d) use best efforts to take all other actions reasonably required to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders."

           7. The Section 3.7 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                     "The Company shall use its best efforts to take all actions reasonably required to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and the Company shall immediately notify by facsimile each Purchaser (at the facsimile number for each Purchaser set forth on the signature page hereto) who holds Registrable Securities (or, in the event of any underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof."

           8. The second sentence of Section 4.9 of the Securities Purchase Agreement is hereby deleted in its entirety.

           9. Except as expressly set forth in this Amendment, each of the Exchange Agreement, the Securities Purchase Agreement and the Registration Rights Agreement shall remain in full force and effect and shall not be altered, amended or modified. In the event of a conflict between the terms of this Amendment and any of the terms of the Exchange Agreement, Registration Rights Agreement, the Exchange Warrant or the Securities Purchase Agreement, the terms of this Amendment shall prevail.

           10. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Exchange Agreement.

           11. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same agreement.

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           IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.


                                             ON TECHNOLOGY CORPORATION

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             MARSHALL CAPITAL MANAGEMENT, INC.

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________